                                                              Exhibit 4.1

                       [LOGO OF A SOTHEBY'S AUCTION]

COMMON STOCK                                                COMMON STOCK

Number                                                      Shares

                                 Sotheby's
              Incorporated under the laws of the State of Delaware

CUSIP 835898 10 7                            THIS CERTIFICATE IS TRANSFERABLE IN
See reverse for certain definitions            NEW YORK, NY AND JERSEY CITY, NJ

This Certifies that

                              --------------

is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE
                               PER SHARE, OF

Sotheby's, transferable only on the Books of the Company in person or by duly authorized Attorney on the surrender of this Certificate properly endorsed.
This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of said Corporation, as the same may be amended from time to time.

This Certificate is not valid unless countersigned and registered by the
Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused its corporate seal to be hereto affixed and the Certificate to be signed by its duly authorized officers.

Dated

                                       COUNTERSIGNED AND REGISTERED:
                                              MELLON INVESTOR SERVICES LLC
                                                   TRANSFER AGENT AND REGISTRAR

------------------------   ------------------------    ------------------------
Secretary                         President                AUTHORIZED SIGNATURE

                                                                  -------------
                                                                     SOTHEBY'S
                                                                     CORPORATE
                                                                       ----
                                                                       SEAL
                                                                       ----
                                                                      DELAWARE
                                                                  -------------

                                     [LOGO]

                                   SOTHEBY'S
                                 FOUNDED 1744

                                   SOTHEBY'S
                                 FOUNDED 1744

                                     Sotheby's
                                     EST. 1744
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          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                   TEN COM                              UNIF GIFT MIN ACT

          -- as tenants in common                    ------- Custodian ------
                                                      (Cust)           (Minor)

                  TEN ENT

     -- as tenants by the entireties           under Uniform Gifts to Minors

                  JT TEN                       Act _________________________
         -- as joint tenants with                           (State)
      right of survivorship and not as           Additional abbreviations may
              tenants in common                   also be used though not in
                                                         the above list

     For value received,_____________ hereby sell, assign and transfer unto

                                            _______________________________
     Please insert social security or other
     identifying number or assignee
                                            _______________________________

     Please print or typewrite name and address including postal zip code of assignee.

     ______________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

     of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________

     ______________________________________________________________________
     Attorney to transfer the said stock on the books of the within-named
     Corporation with full power of substitution in the premises.

     Dated _______________

                                  _____________________________________________

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